     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2005

                          1933 Act File No. 333-114333
                           1940 Act File No. 811-21553

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       /X/ Pre-Effective Amendment No. 4

                       / / Post-Effective Amendment No. __

                                       and

         /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

                               /X/ Amendment No. 4

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

         (Exact Name of Registrant as Specified in Declaration of Trust)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

                                 (480) 477-3000
              (Registrant's Telephone Number, including Area Code)

                              Huey P. Falgout, Jr.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                          COPIES OF COMMUNICATIONS TO:

          Jeffrey S. Puretz, Esq.      Sarah E. Cogan, Esq.
          Dechert LLP                  Simpson Thacher & Bartlett LLP
          1775 I Street, NW            425 Lexington Avenue
          Washington, DC 20006-2401    New York, NY 10017

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                PROPOSED
                                                PROPOSED        MAXIMUM
                                NUMBER          MAXIMUM         AGGREGATE
TITLE OF SECURITIES BEING       BEING        OFFERING PRICE     OFFERING      AMOUNT OF REGISTRATION
       REGISTERED             REGISTERED        PER UNIT         PRICE(1)               FEE
----------------------------------------------------------------------------------------------------
Common Shares
$ 0.01 par value           3,000,000 Shares     $ 20.00       $ 60,000,000           $ 7,062.00
----------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Explanatory Note

*    Part B - Statement of Additional Information

*    Part C

*    Signature Page

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                                EXPLANATORY NOTE

     This Pre-Effective Amendment No. 4 to the Registration Statement (the "Amendment") on Form N-2 for ING Global Equity Dividend and Premium Opportunity Fund (the "Registrant") is being filed in reliance on Section 8(c) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure to the Registrant's Statement of Additional Information ("SAI") and incorporates by reference the related Part A of the Registrant's Registration Statement on Form N-2 filed on February 25, 2005, Accession number 0001047469-05-004639.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION DATED MARCH 18, 2005


                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                     , 2005

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

This Statement of Additional Information ("SAI") relates to the ING Global Equity Dividend and Premium Opportunity Fund ("Fund"). The Fund is a newly organized, non-diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING GLOBAL EQUITY
DIVIDEND AND PREMIUM OPPORTUNITY FUND (THE "FUND") DATED     , 2005 (THE
"PROSPECTUS"), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND'S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
HISTORY OF THE FUND                                                           3
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS                               3
MANAGEMENT OF THE FUND                                                        9
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                   18
INVESTMENT ADVISORY AND OTHER SERVICES                                       19
PORTFOLIO TRANSACTIONS                                                       24
DETERMINATION OF NET ASSET VALUE                                             27
DIVIDEND REINVESTMENT PLAN                                                   29
REPURCHASE OF COMMON SHARES                                                  30
TAX CONSIDERATIONS                                                           32
GENERAL INFORMATION                                                          42
FINANCIAL STATEMENTS                                                         44
APPENDIX A PROXY VOTING PROCEDURES                                          A-1
APPENDIX B RATINGS OF INVESTMENTS                                           B-1

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                               HISTORY OF THE FUND


     The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized April 1, 2004, as ING Dividend and Income Fund and changed its name to ING Global Equity Dividend and Premium Income Fund on January 13, 2005. The Fund further changed its name to ING Global Equity Dividend and Premium Opportunity Fund on February 22, 2005.


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


     Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Sub-Adviser will use the following techniques only to the extent it believes that doing so will help to achieve the Fund's investment objectives.


     EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in common stocks of dividend paying companies located throughout the world, including the U.S.

     PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

     EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

     In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets.

     DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging and risk management purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

     Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

     Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

     Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

     SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, "basket" of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

     Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

     FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "Section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

     SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale "against-the-box").

     Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Sub-Adviser may not utilize short sales at all.

     SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody's). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

     Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

     The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

     TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

FUNDAMENTAL POLICIES

     The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

     (1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and any interpretations or exemptions from the 1940 Act. However, the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings;

     (2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

     (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment;

     (5) Make loans to other persons, except by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, or (c) lending its portfolio securities;

     (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

     (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts.


     The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund's shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.


     The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market circumstances, at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund will provide its shareholders with at least 60 days' prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                            PORTFOLIO
                                                 TERM OF OFFICE                              COMPLEX
                               POSITION(S) HELD  AND LENGTH OF  PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS AND AGE         WITH FUND      TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (3)              Trustee - Class  February 2005 - Executive Director, The        143      None
7337 East Doubletree Ranch Rd. II               Present         Mark Twain House Museum
Scottsdale, Arizona 85258                                       (4) (1989 - Present).
Date of Birth: 07/19/1953

J. MICHAEL EARLEY              Trustee - Class  February 2005 - President and Chief            143      None
7337 East Doubletree Ranch Rd. III              Present         Executive Officer,
Scottsdale, Arizona 85258                                       Bankers Trust Company,
Date of Birth: 05/02/1945                                       N.A. (1992 - Present).

R. BARBARA GITENSTEIN          Trustee - Class  February 2005 - President, College of New      143      New Jersey Resources
7337 East Doubletree Ranch Rd. I                Present         Jersey (1999 - Present).                (September 2003 - Present).
Scottsdale, Arizona 85258
Date of Birth: 02/18/1948

PATRICK W. KENNY (3)           Trustee - Class  February 2005 - President and Chief            143      None
7337 East Doubletree Ranch Rd. III              Present         Executive Officer,
Scottsdale, Arizona 85258                                       International Insurance
Date of Birth: 01/12/1943                                       Society (2001 - Present);
                                                                Executive Vice President,
                                                                Frontier Insurance Group,
                                                                Inc. (1998 - 2001).

WALTER H. MAY                  Trustee - Class  February 2005 - Retired. Formerly,             143      Best Prep Charity (1991 -
7337 East Doubletree Ranch Rd. II               Present         Managing Director and                   Present).
Scottsdale, Arizona 85258                                       Director of Marketing,
Date of Birth: 12/21/1936                                       Piper Jaffray, Inc.

JOCK PATTON                    Chairman and     February 2005 - Private Investor (June         143      JDA Software Group, Inc.
7337 East Doubletree Ranch Rd. Trustee - Class  Present         1997 - Present).                        (January 1999 - Present);
Scottsdale, Arizona 85258      I                                Formerly, Director and                  Swift Transportation Co.
Date of Birth: 12/11/1945                                       Chief Executive Officer,                (March 2004 - Present).
                                                                Rainbow Multimedia Group,
                                                                Inc. (January 1999 -
                                                                December 2001).

DAVID W.C. PUTNAM              Trustee - Class  February 2005 - President and Director,        143      Progressive Capital
7337 East Doubletree Ranch Rd. I                Present         F.L. Putnam Securities                  Accumulation Trust (August
Scottsdale, Arizona 85258                                       Company, Inc. and its                   1998 - Present); Principled
Date of Birth: 10/08/1939                                       affiliates; President,                  Equity Market Fund (November
                                                                Secretary and Trustee,                  1996 - Present), Mercy
                                                                The Principled Equity                   Endowment Foundation (1995 -
                                                                Market Fund. Formerly,                  Present); Director, F.L.
                                                                Trustee, Trust Realty                   Putnam Investment Management
                                                                Corp.; Anchor Investment                Company (December 2001 -
                                                                Trust; Bow Ridge Mining.                Present); Asian American
                                                                                                        Bank and Trust Company (June
                                                                                                        1992 - Present); and Notre
                                                                                                        Dame Health Care Center
                                                                                                        (1991 - Present); F.L.
                                                                                                        Putnam Securities Company,
                                                                                                        Inc. (June 1998 - Present);
                                                                                                        and an Honorary Trustee,
                                                                                                        Mercy Hospital (1973 -
                                                                                                        Present).

ROGER B. VINCENT               Trustee - Class  February 2005 - President, Springwell          143      Director, AmeriGas Propane,
7337 East Doubletree Ranch Rd. III              Present         Corporation (1989 -                     Inc. (1998 - Present).
Scottsdale, Arizona 85258                                       Present).
Date of Birth: 08/26/1945

RICHARD A. WEDEMEYER           Trustee - Class  February 2005 - Retired. Mr. Wedemeyer         143      Director of Touchstone
7337 East Doubletree Ranch Rd. II               Present         was formerly Vice                       Consulting Group; Jim Henson
Scottsdale, Arizona 85258                                       President - Finance and                 Legacy (1994 - Present).
Date of Birth: 03/23/1936                                       Administration, Channel
                                                                Corporation (June 1996 -
                                                                April 2002). Trustee,
                                                                First Choice Funds
                                                                (February 1997 - April
                                                                2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(5)(6)      Trustee - Class  February 2005 - Chief Executive Officer,       191      Trustee, Equitable Life
7337 East Doubletree Ranch Rd. III              Present         ING U.S. Financial                      Insurance Co., Golden
Scottsdale, Arizona 85258                                       Services (September 2001                American Life Insurance Co.,
Date of Birth: 05/05/1956                                       - Present); Member, ING                 Life Insurance Company of
                                                                Americas Executive                      Georgia, Midwestern United
                                                                Committee (2001 -                       Life Insurance Co.,
                                                                Present); President,                    ReliaStar Life Insurance
                                                                Chief Executive Officer                 Co., Security Life of
                                                                and Director of Northern                Denver, Security Connecticut
                                                                Life Insurance Company                  Life Insurance Co.,
                                                                (March 2001 - October                   Southland Life Insurance
                                                                2002), ING Aeltus Holding               Co., USG Annuity and Life
                                                                Company, Inc. (2000 -                   Company, and United Life and
                                                                Present), ING Retail                    Annuity Insurance Co. Inc;
                                                                Holding Company (1998 -                 Director, Ameribest Life
                                                                Present), and ING                       Insurance Co.; Director,
                                                                Retirement Holdings, Inc.               First Columbine Life
                                                                (1997 - Present).                       Insurance Co.; Member of the
                                                                Formerly, President ING                 Board, Bushnell; Performing
                                                                Life Insurance & Annuity                Arts Center; St. Francis
                                                                Company (September 1997 -               Hospital; National
                                                                November 2002), General                 Conference for Community
                                                                Manager and Chief                       Justice; and Metro Atlanta
                                                                Executive Officer, ING                  Chamber of Commerce.
                                                                Worksite Division
                                                                (December 2000 - October
                                                                2001).

JOHN G. TURNER(5)              Trustee - Class  February 2005 - Chairman, Hillcrest            143      Director, Hormel Foods
7337 East Doubletree Ranch Rd. I                Present         Capital Partners (May                   Corporation (March 2000 -
Scottsdale, Arizona 85258                                       2002-Present); Mr. Turner               Present); and Conseco, Inc.
Date of Birth: 10/03/1939                                       was formerly Vice                       (September 2003 - Present).
                                                                Chairman of ING Americas
                                                                (2000 - 2002); Chairman
                                                                and Chief Executive
                                                                Officer of ReliaStar
                                                                Financial Corp. and

                                                                ReliaStar Life Insurance
                                                                Company (1993 - 2000);
                                                                Chairman of ReliaStar
                                                                Life Insurance Company of
                                                                New York (1995 - 2001);
                                                                Chairman of Northern Life
                                                                Insurance Company (1992 -
                                                                2001); Chairman and
                                                                Trustee of the Northstar
                                                                affiliated investment
                                                                companies (1993 - 2001).

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed. The term of office of Class I Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof in 2006. The term of office of Class II Trustees shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof in 2007. The term of office of Class III Trustees shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof in 2008. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Commenced service as a Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.
(4) Shaun Mathews, Senior Vice President of ILIAC has held a seat on the board of directors of the Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House Museum.
(5) Messrs. McInerney and Turner are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC.
(6) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

Information about the Fund's officers are set forth in the table below:

                                                              TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE FUND  LENGTH OF TIME SERVED (1)  DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President, Chief Executive    January 2005 - present     President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.  Officer and Chief Operating                              Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258       Officer                                                  Present). Formerly, Senior Executive Vice
Date of Birth: 04/09/1949                                                                President and Chief Operating Officer, ING
                                                                                         Investments, LLC(2) (April 1995 - December
                                                                                         2000); and Executive Vice President, ING
                                                                                         Investments, LLC(2) (May 1998 - June 2000).

MICHAEL J. ROLAND               Executive Vice President,     January 2005 - present     Executive Vice President, Chief Financial
7337 East Doubletree Ranch Rd.  Chief Financial Officer and                              Officer and Treasurer (December 2001 -
Scottsdale, Arizona 85258       Assistant Secretary                                      Present) and Chief Compliance Officer
Date of Birth: 05/30/1958                                                                (October 2004 - Present) ING Investments,
                                                                                         LLC(2). Formerly, Senior Vice President,
                                                                                         ING Investments, LLC(2) (June 1998 -
                                                                                         December 2001).

STANLEY D. VYNER                Executive Vice President      January 2005 - present     Executive Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                           LLC(2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                                Investment Risk Officer (January 2003 -
Date of Birth: 05/14/1950                                                                Present). Formerly, Chief Investment
                                                                                         Officer of the International Portfolios,
                                                                                         ING Investments, LLC(2) (August 2000 -
                                                                                         January 2003), and President and Chief
                                                                                         Executive Officer, ING Investments, LLC(2)
                                                                                         (August 1996 - August 2000).

JOSEPH M. O'DONNELL             Chief Compliance Officer      January 2005 - Present     Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                           (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                                President, Chief Legal Counsel, Chief
Date of Birth: 11/13/1954                                                                Compliance Officer and Secretary of Atlas
                                                                                         Securities, Inc., Atlas Advisers, Inc. and
                                                                                         Atlas Funds (October 2001 - October 2004);
                                                                                         and Chief Operating Officer and General
                                                                                         Counsel of Matthews International Capital
                                                                                         Management LLC and Vice President and
                                                                                         Secretary of Matthews International Funds
                                                                                         (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President and     January 2005 - present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.  Assistant Secretary                                      Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                (October 2001 - Present). Formerly, Senior
Date of Birth: 06/17/1963                                                                Vice President ING Funds Services, LLC(3)
                                                                                         (August 1999 - October 2001).

KIMBERLY A. ANDERSON            Senior Vice President         January 2005 - present     Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                           LLC(2) (October 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Vice President and Assistant Secretary, ING
Date of Birth: 09/25/1967                                                                Investments, LLC(2) (October 2001 - October
                                                                                         2003); and Assistant Vice President, ING
                                                                                         Funds Services, LLC(3) (November 1999 -
                                                                                         January 2001).

ROBYN L. ICHILOV                Vice President and Treasurer  January 2005 - present     Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                           (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                Investments, LLC(2) (August 1997 -
Date of Birth: 09/25/1967                                                                Present).

LAUREN D. BENSINGER             Vice President                January 2005 - present     Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                           Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                (July 1995 - Present); and Vice President,
Date of Birth: 02/06/1954                                                                ING Investments, LLC(2) (February 1996 -
                                                                                         Present). Formerly, Chief Compliance
                                                                                         Officer, ING Investments, LLC(2) (October
                                                                                         2001- October 2004).

                                                              TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE FUND  LENGTH OF TIME SERVED (1)  DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                      Vice President                January 2005 - present     Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                           (September 2002 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Director of Financial Reporting, ING
Date of Birth: 11/03/1967                                                                Investments, LLC(2) (March 2001 - September
                                                                                         2002); Director of Financial Reporting,
                                                                                         Axient Communications, Inc. (May 2000 -
                                                                                         January 2001); and Director of Finance,
                                                                                         Rural/Metro Corporation (March 1995 - May
                                                                                         2000).

MARIA M. ANDERSON               Vice President                January 2005 - present     Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                           (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Assistant Vice President, ING Funds
Date of Birth: 05/29/1958                                                                Services, LLC(3) (October 2001 - September
                                                                                         2004); and Manager of Fund Accounting and
                                                                                         Fund Compliance, ING Investments, LLC(2)
                                                                                         (September 1999 - October 2001).

SUSAN P. KINENS                 Assistant Vice President      January 2005 - present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (December 2002 - Present);
Scottsdale, Arizona 85258                                                                and has held various other positions with
Date of Birth: 12/31/1976                                                                ING Funds Services, LLC(3) for more than
                                                                                         the last five years.

KIMBERLY K. PALMER              Assistant Vice President      January 2005 - Present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (August 2004 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Manager, Registration Statements,
Date of Birth: 05/04/1957                                                                ING Funds Services, LLC(3) (May 2003 -
                                                                                         August 2004); Associate Partner, AMVESCAP
                                                                                         PLC (October 2000 - May 2003); and Director
                                                                                         of Federal Filings and Blue Sky Filings,
                                                                                         INVESCO Funds Group, Inc. (March 1994 - May
                                                                                         2003).

HUEY P. FALGOUT, JR.            Secretary                     January 2005 - present     Chief Counsel, ING U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                           (September 2003 - Present) Formerly,
Scottsdale, Arizona 85258                                                                Counsel, ING Americas, U.S. Legal Services
Date of Birth: 11/15/1963                                                                (November 2002 - September 2003); and
                                                                                         Associate General Counsel of AIG
                                                                                         American General (January 1999 - November
                                                                                         2002).

THERESA K. KELETY               Assistant Secretary           January 2005 - Present     Counsel, ING U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                           (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                                Associate with Shearman & Sterling
Date of Birth: 02/28/1963                                                                (February 2000 - April 2003); and Associate
                                                                                         with Sutherland Asbill & Brennan (1996 -
                                                                                         February 2000).

ROBIN R. NESBITT                Assistant Secretary           January 2005 - Present     Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Senior Legal Analyst, ING Funds
Date of Birth: 09/30/1973                                                                Services, LLC(3) (August 2002 - August
                                                                                         2003); Associate, PricewaterhouseCoopers
                                                                                         (January 2001 - August 2001); and
                                                                                         Paralegal, McManis, Faulkner & Morgan (May
                                                                                         2000 - December 2000).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

FREQUENCY OF MEETINGS

     The Board expects to conduct regular meetings six (6) times a year. The Audit, Valuation and Proxy Voting and Investment Review Committees also expect to meet regularly four (4) times per year, respectively, and the remaining Committees shall meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES


     An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act, of the Fund. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairman of the Committee.

     The Board has an Audit Committee whose function is to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee operates pursuant to a Charter approved the Board. The Audit Committee currently consists of four Independent Trustees: Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee.


     The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five Independent Trustees: Dr. Gitenstein and Messrs. May, Patton, Boyer and Wedemeyer. Mr. May serves as Chairman of the Committee.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee operates pursuant to a Charter approved by the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

     The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, in connection with a shareholder meeting to elect trustees, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

     The Nominating Committee consists of four Independent Trustees: Dr. Gitenstein and Messrs. Kenny, May and Wedemeyer. Dr. Gitenstein serves as Chairman of the Committee.


     The Board has established an Investment Review Committee to monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee for the domestic equity funds currently consists of four Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act, of the Fund: Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairman of the Investment Review Committee for the domestic equity funds. The Investment Review Committee for the international and fixed-income funds currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Investment Review Committee for the international and fixed-income funds.


     The Board has established a Compliance Committee for the purpose of coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three Independent Trustees: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairman of the Committee.

     The Board has established a Contracts Committee, whose primary function is to review all investment advisory, sub-advisory and all annually renewable agreements as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional funds are established or there is a change in an advisory relationship. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of five Independent Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairman of the Committee.

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with the Fund's shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

     Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Trustee:


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN BY
                              IN THE FUND AS OF DECEMBER 31,     TRUSTEE IN FAMILY OF INVESTMENT
      NAME OF TRUSTEE                     2004(1)                           COMPANIES
---------------------------------------------------------------------------------------------------
John V. Boyer(2)                           N/A                                   N/A
J. Michael Earley                          N/A                           $50,000 - $100,000
R. Barbara Gitenstein                      N/A                            $10,000 - $50,000
Patrick W. Kenny(2)                        N/A                                   N/A
Walter H. May                              N/A                              Over $100,000
Jock Patton                                N/A                            $10,000 - $50,000
David W. C. Putnam                         N/A                              Over $100,000
Roger B. Vincent                           N/A                              Over $100,000
Richard A. Wedemeyer                       N/A                           $50,000 - $100,000


(1)  The Fund had not commenced operations as of December 31, 2004.
(2) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

                      TRUSTEES WHO ARE "INTERESTED PERSONS"


                                                                      AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES IN ALL
                                                                        REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY              COMPANIES OVERSEEN BY
                                 SECURITIES IN THE FUND AS OF            TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                DECEMBER 31, 2004(1)               INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------
Thomas J. McInerney                        N/A                            Over $100,000
John G. Turner                             N/A                            Over $100,000


(1)  The Fund had not commenced operations as of December 31, 2004.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES


     Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2004.



                            NAME OF
                          OWNERS AND
   NAME OF              RELATIONSHIP TO                                VALUE OF    PERCENTAGE OF
   TRUSTEE                  TRUSTEE       COMPANY    TITLE OF CLASS   SECURITIES       CLASS
------------------------------------------------------------------------------------------------
John V. Boyer(1)              N/A           N/A            N/A        $        0        N/A
J. Michael Earley             N/A           N/A            N/A        $        0        N/A
R. Barbara Gitenstein         N/A           N/A            N/A        $        0        N/A
Patrick W. Kenny(1)           N/A           N/A            N/A        $        0        N/A
Walter H. May                 N/A           N/A            N/A        $        0        N/A
Jock Patton                   N/A           N/A            N/A        $        0        N/A
David W. C. Putnam            N/A           N/A            N/A        $        0        N/A
Roger B. Vincent              N/A           N/A            N/A        $        0        N/A
Richard A. Wedemeyer          N/A           N/A            N/A        $        0        N/A


(1) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

COMPENSATION OF TRUSTEES


     Each Fund pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, Vincent, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1),
respectively. Additionally, as Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, repesctively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees/Directors.


     The following table sets forth estimated information that the Fund expects to pay Trustees for the fiscal year ending February 28, 2006 and the aggregate compensation paid by the ING Complex of Funds for the fiscal year ended February 29, 2005. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or Sub-Adviser.

----------
(1) The Chairperson for the Nominating Committee is paid on a quarterly basis and only if the Nominating Committee has been active for that quarter. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                               COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT        ESTIMATED     TOTAL COMPENSATION
                                        AGGREGATE   BENEFITS ACCRUED  ANNUAL BENEFITS   FROM FUND AND FUND
                                      COMPENSATION  AS PART OF FUND        UPON          COMPLEX PAID TO
          NAME OF TRUSTEE             FROM FUND(1)     EXPENSES        RETIREMENT(2)       TRUSTEES(3)
----------------------------------------------------------------------------------------------------------
    John V. Boyer, Trustee (4)         $   1,370          N/A               N/A            $    92,625
    J. Michael Earley, Trustee         $   1,300          N/A               N/A            $   106,000
   Patrick W. Kenny, Trustee (4)       $   1,075          N/A               N/A            $    75,625
      Walter H. May, Trustee           $   1,840          N/A               N/A            $   123,000
 Thomas J. McInerney, Trustee (5)            N/A          N/A               N/A                    N/A
       Jock Patton, Trustee            $   1,790          N/A               N/A            $   129,000
    David W.C. Putnam, Trustee         $   1,430          N/A               N/A            $    92,000
    John G. Turner, Trustee (5)              N/A          N/A               N/A                    N/A
 Richard A. Wedemeyer, Trustee (6)     $   1,560          N/A               N/A            $   118,000
    Roger Vincent, Trustee (6)         $   1,560          N/A               N/A            $   118,000
    Barbara Gitenstein, Trustee        $   1,470          N/A               N/A            $    97,000

(1) The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ended February 28, 2005. The compensation presented in the table is estimated for the fiscal year ended February 28, 2006.
(2) The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.
(3) Represents compensation from 122 funds (total in complex as of February 28, 2005). Does not include Funds that are a series of ING Partners, Inc., except for Messrs. Boyer and Kenny.
(4) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds. The compensation reflected is that of the fees paid by ING Partners, Inc. in 2004.
(5) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, the parent corporation of the Investment Adviser, the Distributor and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the Funds.
(6) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the Board.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


     Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     ING Investments, LLC ("ING Investments" or "Investment Adviser") is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to the Sub-Adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


     ING Investments serves pursuant to an investment management agreement between ING Investments and the Fund ("Investment Management Agreement"). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund. Pursuant to a sub-advisory agreement, ING Investments has delegated certain management responsibilities to ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser") ("Sub-Adviser Agreement").

     The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     After an initial term of two years, both the Investment Management Agreement and the Sub-Adviser Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.


     In considering the approval of the Investment Management Agreement and the Sub-Adviser Agreement for the Fund, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the service to be provided by ING Investments to the Fund under the Investment Management Agreement, including ING Investments' experience as a manager-of-managers overseeing and evaluating sub-advisers; (2) the nature and quality of the services to be provided by IIMA under the Sub-Adviser Agreement;
(3) ING Investments' strength and reputation within the industry; (4) the fairness of the compensation under the Investment Management Agreement in light of the services provided to the Fund and the profitability of ING Investments when sub-advisory fees payable by ING Investments are taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments and IIMA; (6) the expected expenses borne by shareholders; and (7) ING Investments' and IIMA's compliance and oversight capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the federal securities laws.

     In its discussions regarding the Investment Management Agreement, the Board, including the Indepdendent Trustees, did not identify any single factor as all-important or controlling. Rather, the Board carefully considered each of the factors set forth above in approving the Investment Management Agreement. The Board also determined that: (1) the management fee payable to ING Investments by the Fund was competitive with that of its selected peer group; and (2) the expense ratio for the Fund was competitive with that of its selected peer group.

     In reviewing the Sub-Adviser Agreement with IIMA, the Board also considered the following factors (1) ING Investments' view of the reputation of IIMA; (2) IIMA's strength in the global equity dividend and covered call options strategies, demonstrated by the performance of other accounts managed in a style substantially similar to that in which the Fund would be managed; (3) IIMA's ability to fill a desired product gap in the ING mutual funds closed-end fund offerings, the complement of the Fund to the existing line-up of ING Funds and the potential for the interest generated by the Fund to contribute to additional sales in the corresponding ING Global Equity Dividend Fund; (4) the benefits of expanding on ING's existing relationship with IIMA; (5) the nature and quality of the services provided by IIMA; (6) the fairness of the compensation under the Sub-Adviser Agreement in light of the service to be provided and the profitability of ING Investments, as the Fund's Investment Adviser; (7) prior performance of similar accounts managed by IIMA with comparable investment objectives and strategies to the Fund, including comparisons of IIMA's global equity dividend strategy against its selected peer group, the Lipper Global Fund Category Average, the Morningstar World Stock Fund Category Average, and the MSCI World Index; (8) the qualifications of the personnel, portfolio management capabilities, and investment methodologies of IIMA, including the background and experience of IIMA's global equity dividend portfolio management team that would provide day-to-day management of the Fund and the structured products group which will manage the options strategy of the Fund; (9) IIMA's operations and compliance program, including its policies with respect to trade allocation and brokerage practices, as well as procedures intended to assure compliance with the federal securities laws; (10) IIMA's financial condition; (11) the costs for the services to be provided by IIMA and the fact that these costs will be paid by ING Investments and not directly from the Fund; (12) the appropriateness of the selection of IIMA in light of the Fund's investment objective and prospective investor base; and (13) IIMA's Code of Ethics and related procedures for complying with that Code. The Board reviewed the Sub-Adviser's procedures for selecting brokers to execute portfolio transactions for the Fund. More specifically, the Board reviewed the factors that the Sub-Adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the Sub-Adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Fund's portfolios. Finally, the Board reviewed the Sub-Adviser's method for allocating portfolio opportunities among its other advisory clients.

     Based upon its review, the Board determined that the quality of services provided in Investment Management Agreement and the Sub-Adviser Agreement are in the best interest of the Fund and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable in light of all relevant circumstances.

     The Investment Management Agreement and the Sub-Adviser Agreement are both terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Adviser Agreement both provide for automatic termination in the event of their "assignment" (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund's investment objectives, strategies and restrictions.

     As of January 31, 2005, ING Investments had over $34 billion of assets under management.

INVESTMENT ADVISORY FEES


     ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.05% of the Fund's average daily managed assets. Managed assets include assets acquired through the Fund's use of leverage, if any.


     For the first five years of the Fund's existence, ING Investments will waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

SUB-ADVISER AGREEMENT

     ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Adviser Agreement.

     The Sub-Adviser Agreement may be terminated upon written notice without payment of any penalty by ING Investments, the Trustees on behalf of the Fund or the shareholders of the Fund. Otherwise, after an initial term of two years, the Sub-Adviser Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees on behalf of the Fund who are not parties to a Sub-Adviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to the Sub-Adviser Agreement dated                  , 2005,
between ING Investments and IIMA, IIMA serves as the sub-adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund's investments, including its investments in dividend yielding common stocks and the Fund's covered call writing strategy, consistent with the Fund's investment objectives, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

     As compensation to the Sub-Adviser for its services to the Fund, ING Investments pays the sub-adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily managed assets managed during the month:

SUB-ADVISER                                ANNUAL SUB-ADVISORY FEE(1)
-----------                     ------------------------------------------------
   IIMA                         0.69% of the Fund's average daily managed assets

(1) For the first five years of the Fund's existence, IIMA will receive 0.57% of the Fund's average daily managed assets. Beginning in the sixth year, the fee paid to IIMA will increase each year by 0.03% until it reaches 0.69% in the ninth year.


OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2005.



                      REGISTERED INVESTMENT     OTHER POOLED
                      COMPANIES                 INVESTMENT VEHICLES       OTHER ACCOUNTS
                      ----------------------------------------------------------------------------
PORTFOLIO             NUMBER OF  TOTAL ASSETS   NUMBER OF  TOTAL ASSETS   NUMBER OF  TOTAL ASSETS
MANAGER               ACCOUNTS   (IN BILLIONS)   ACCOUNTS  (IN BILLIONS)  ACCOUNTS   (IN BILLIONS)
--------------------------------------------------------------------------------------------------
Jorik van den Bos         1          $ 0.05b        13        $ 5.35b         0           N/A
Joost de Graaf            1          $ 0.05b        13        $ 5.35b         0           N/A
JorisFranssen             1          $ 0.05b        13        $ 5.35b         0           N/A
Leonard Stehouwer         0             N/A         29        $  1.5b         0           N/A
Frank Van Etten           0             N/A         29        $  1.5b         0           N/A
Willem Van
Dommelen                  0             N/A         29        $  1.5b         0           N/A



POTENTIAL CONFLICTS OF INTEREST

IIMA's investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles which are offered to non-U.S. persons. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are designed to address these types of conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary; (b) bonus which is based on IIMA's performance, 1 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of the Sub-Adviser's our parent company, ING Groep.

     Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the IIMA annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. IIMA has defined indices and, where applicable, peer groups including but not limited to Standard & Poor's and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The results for overall IIMA scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall IIMA performance and 75% attributable to their specific team results, 25% based on qualitative results and 50% based on quantitative results (i.e. relative performance).

     The Portfolio Managers participate in ING's Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of February 28, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                DOLLAR RANGE OF
PORTFOLIO MANAGER               FUND SHARES OWNED
-----------------               -----------------
Jorik van den Bos               None
Joost de Graaf                  None
Joris Franssen                  None
Leonard Stehouwer               None
Frank Van Etten                 None
Willem Van Dommelen             None


PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest between the Fund's shareholders and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or its principal underwriter. In delegating voting authority to ING Investments, the Board has also approved ING Investments' proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31 of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30 is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database, available on the SEC's website at (www.sec.gov).

ADMINISTRATION

     ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund's business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund in compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund's average daily managed assets.

     The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Fund.

OTHER EXPENSES


     Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments or the Sub-Adviser, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.


CODE OF ETHICS


     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.


                             PORTFOLIO TRANSACTIONS

     As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

     The Investment Management Agreement or the Sub-Adviser Agreement authorizes ING Investments or IIMA to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Adviser Agreement, ING Investments or IIMA determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, ING Investments or IIMA are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Adviser.

     In selecting a broker-dealer, ING Investments or IIMA will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Adviser makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), ING Investments or IIMA may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to ING Investments or IIMA commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or Sub-Adviser places the Fund's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Adviser does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Adviser will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Advisers to be reasonable in relation to the value of the brokerage and research services provided by such brokerdealer.

     Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

     Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or IIMA is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investment's or IIMA's other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated PRO RATA among the participating client accounts based on the size of each account's original order. ING Investments may allocate on a basis other than PRO RATA, if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments or IIMA, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

                        DETERMINATION OF NET ASSET VALUE

     As noted in the Prospectus, the net asset value ("NAV") of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund will not be priced on these days.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

     If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

     Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at 4:00 p.m. London time.

     Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

                           DIVIDEND REINVESTMENT PLAN

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

     A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

                           REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

     Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Shares dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund's portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if:
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.


     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.


     If the Common Shares of the Fund trade below NAV, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                               TAX CONSIDERATIONS


     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.


TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     Specifically to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things:

          (i)  derive in each taxable year at least 90% of its gross income from
               (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and

          (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

     The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

TAXATION OF SHAREHOLDERS

     Dividends out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from U.S. corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally applies to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

     There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund's option writing strategies and securities lending activities could reduce the amount of the Fund's distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new shares issued to the Common Shareholder by the Fund, and (ii) if shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses.

     Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     The IRS' position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

     The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

     If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

     Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

TAXATION OF FUND INVESTMENTS

     Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

     The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC. In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

     Further, the Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains, that would be taxable as ordinary income when distributed to shareholders.

     In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Fund's investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

     Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

     Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3)could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

     The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the Service.

REPORTABLE LOSSES

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Subject to certain limitations, dividends paid to certain foreign shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to qualified interest or net short-term capital gains.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

     The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-assessable by the Fund and non-redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund's charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

     Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.


     The Board may create additional classes or series (or classes of series) of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.


CUSTODIAN

     The cash and securities owned by the Fund are held by The Bank of New York, 101 Barclay Street (12W), New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

     Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006. Matters of Delaware law are passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC., is located at 355 South Grand Avenue, Los Angeles, CA 90071.

OTHER INFORMATION


     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC's Internet website at http://www.sec.gov.

                             FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Global Equity Dividend and Premium Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, of the ING Global Equity Dividend and Premium Opportunity Fund, as of March 17, 2005, and the related statement of operations for the day then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the ING Global Equity Dividend and Premium Opportunity Fund as of March 17, 2005, and the results of its operations for the day then ended in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ KPMG LLP

Los Angeles, California
March 21, 2005

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 17, 2005



ASSETS:

Cash                                                                                      $        100,000
Deferred offering costs                                                                          1,500,000
Receivable from Adviser                                                                            108,000
                                                                                          ----------------
      Total assets                                                                               1,708,000
                                                                                          ----------------

LIABILITIES:

Accrued offering costs                                                                           1,500,000
Accrued organizational costs                                                                       108,000
                                                                                          ----------------
      Total liabilities                                                                          1,608,000
                                                                                          ----------------

Preferred shares (no shares issued or outstanding,
      unlimited shares authorized)                                                                      --

Net assets                                                                                $        100,000
                                                                                          ================

NET ASSET VALUE PER COMMON SHARE
      OUTSTANDING ($.01 par value; 5,000 shares of
      beneficial interest issued and outstanding, unlimited
      shares authorized)                                                                  $          20.00



                 See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS
FOR THE DAY ENDED MARCH 17, 2005



INVESTMENT INCOME:

                                                                                          $             --
                                                                                          ----------------
      Total investment income                                                                           --
                                                                                          ----------------

EXPENSES:

Accrued organizational costs                                                                       108,000
                                                                                          ----------------
Expense reimbursement                                                                            (108,000)
                                                                                          ----------------
      Total expenses                                                                                    --
                                                                                          ----------------

Net Investment Income                                                                     $             --
                                                                                          ================



                 See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS AS OF MARCH 17, 2005

NOTE 1 -- ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund was originally organized as a Delaware statutory trust on April 1, 2004 with initial capital contributed on March 17, 2005. As a newly organized entity, the Fund has had no operations other than its organization and the sale and issuance of 5000 shares of common stock at an aggregate purchase price of $100,000 to ING Investments, LLC (the "Investment Adviser"). The Funds declaration of Trust provides for two classes of shares consisting of (i) a class of common shares, par value $0.01 per share, and (ii) a class of preferred shares which may be divided into one or more series of Preferred Shares and with such par value as may be authorized from time to time by the Trustees.

Management of the Fund intends to file a registration to offer common shares of the Fund for public sale. The Fund will invest in global dividend yielding equities and utilize option strategies consisting of writing covered calls and purchasing puts.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- AGREEMENTS

The Fund intends to enter into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of the Fund's board of directors will provide investment advisory services to the Fund. For providing these services, the Investment Adviser will receive a fee from the Fund, of 1.05% of the Managed Assets, subject to an agreement to waive 20 basis points of the investment management fee in each of years 1-5, 15 basis points in year 6, 10 basis points in year 7 and 5 basis points in year 8. For the purposes of the Advisory Agreement, "Managed Assets" are defined as the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

The Investment Adviser intends to engage ING Investment Management Advisors B.V. ("IIMA") as the sub-adviser of the Fund.

The Fund intends to engage ING Funds Services, LLC (the "Administrator") to perform administrative services to the Fund for which it will be paid 0.10% of the average daily net assets.

The Adviser will pay out of its own funds an additional fee on assets sold to certain selling syndicate members. The additional amounts may vary by syndicate member and will be negotiated upon their selection. Those syndicate members will have agreed to provide certain after-market services to the Fund designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The fee is typically either a one-time up-front fee in the range of 1% of assets sold by the individual syndicate member, or a per annum fee of approximately 0.15% on assets sold.

NOTE 4 -- ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs and organizational expenses. Offering costs will be charged against the proceeds from the offering when received. Organizational expenses will be treated as an expense as incurred and are currently estimated to be $108,000.

Organization costs recorded in the accompanying financial statements as well as offering costs which have been incurred and are deferred pending the receipt of proceeds from the proposed offering reflect management's best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. In the event the public offering does not occur, the Fund will not be able to pay the expenses. The Investment Advisor has also committed to bear all organizational and offering costs incurred by the Fund which exceed $0.04 per common share.

NOTE 5 -- FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                                   ----------

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

         A.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                  1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

                  2.       NON-VOTES:  Votes in Which No Action is Taken

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

                  3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

                  If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

                  If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment
                  Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                  4.       Referrals to a Fund's Valuation and Proxy Voting
                           Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                  The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.     REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
            ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

                  2.       NON-VOTES: Votes in Which No Action is Taken

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

                  3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.       Assessment of the Agent

                  The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

                  Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.       Conflicts of Interest

                  The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

                  In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

                  For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                  The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                              TITLE OR AFFILIATION
Stanley D. Vyner                      Chief Investment Risk Officer and Executive Vice President of ING
                                      Investments, LLC

Karla J. Bos                          Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                                      Funds Services, LLC

Maria Anderson                        Vice President of Fund Compliance, ING Funds Services, LLC

Michael J. Roland                     Executive Vice President and Chief Financial Officer of ING Investments,
                                      LLC; Vice President, ING Life Insurance
                                      and Annuity Company; and Assistant
                                      Secretary, Directed Services, Inc.

Todd Modic                            Vice President of Financial Reporting - Fund Accounting of ING Funds
                                      Services, LLC

Theresa K. Kelety, Esq.               Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

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GENERAL POLICIES

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.       THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director

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nominees not subject to specific policies described herein should be made on a
CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees

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served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

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STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

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Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -   If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.       CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

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     -   Generally vote FOR proposals to authorize capital increases within the
         Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
     - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.

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Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

         AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

         Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
         Section 162(m) of OBRA.

         AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

         Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

         AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

         Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
         Section 162(m) should be evaluated on a CASE-BY-CASE basis.

         APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

         Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive

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Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.       STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.      MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

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MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

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PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

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REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.      GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:
     -   the opening of the shareholder meeting

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     -   that the meeting has been convened under local regulatory requirements
     -   the presence of quorum
     -   the agenda for the shareholder meeting
     -   the election of the chair of the meeting
     -   the appointment of shareholders to co-sign the minutes of the meeting
     -   regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -   the allowance of questions
     -   the publication of minutes
     -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS

Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES

Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -   it is editorial in nature;
     -   shareholder rights are protected;
     -   there is negligible or positive impact on shareholder value;
     -   management provides adequate reasons for the amendments; or
     -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
     - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
     - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                                   APPENDIX B


                  [To be provided prior to definitive filing.]

                           PART C -- OTHER INFORMATION

Item 25.      Financial Statements and Exhibits

       1.     Financial Statements - filed herein.

       Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), are filed herein.

       2.     Exhibits

              (A)(i) Certificate of Trust dated April 1, 2004 -- filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

                              (a) Certificate of Amendment to Certificate of
                                  Trust dated April 26, 2004 - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.
                              (b) Certificate of Amendment to Certificate of
                                  Trust dated January 13, 2005 - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.
                              (c) Certificate of Amendment to Certificate of
                                  Trust dated February 22, 2005 - filed herein.

                 (ii) Amended and Restated Declaration of Trust dated February
                      10, 2005 - filed herein.
                              (a) Written Instrument Amending the Amended and
                                  Restated Declaration of Trust dated February
                                  11, 2005*.

              (B) Bylaws - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (C)     Not Applicable.

              (D) Form of Specimen Certificate for Common Shares - filed herein.

              (E) Form of Dividend Reinvestment Plan of Registrant - filed as an exhibit to Pre Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (F)     Not Applicable.

              (G)     (i)     Form of Investment Management Agreement between
                              ING Investments, LLC and Registrant - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form
                              N-2 on February 25, 2005 and incorporated herein by reference.

                              (a) Form of Fee Waiver Agreement between ING
                                  Global Equity Dividend and Premium Opportunity Fund and ING Investments, LLC- filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

                      (ii) Form of Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

                              (a) Form of Fee Waiver Agreement between ING
                                  Investments, LLC and ING Investment Management Advisors, B.V. - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (H)     (i)     Form of Underwriting Agreement - filed herein.

                      (ii) Form of Master Selected Dealer Agreement - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

                      (iii) Form of Master Agreement among Underwriters - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (I)     Not Applicable.

              (J)     (i)     Custodian Agreement between Registrant and The
                              Bank of New York - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's
                              Registration Statement filed on Form N-2 on
                              February 25, 2005 and incorporated herein by reference.
                              (a)   Form of Amended Exhibit A between Registrant
                                    and Bank of New York. - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (K)     (i)     Form of Administration Agreement between
                              Registrant and ING Funds Services, LLC - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form
                              N-2 on February 25, 2005 and incorporated herein by reference.
                      (ii)    Shareholder Services Representative Agreement
                              between Registrant and ING Funds Services *
                      (iii)   Form of Stock Transfer Agency Agreement between
                              Registrant and The Bank of New York - filed herein.
                      (iv)    Securities Lending Agreement and Guaranty between
                              the Registrant and The Bank of New York - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form
                              N-2 on February 25, 2005 and incorporated herein by reference.

                              (a) Form of Amended Exhibit A to the Securities Lending Agreement between the Registrant and The Bank of New York - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

              (L)     Opinion and Consent of Counsel *

                      (i)     Dechert LLP - counsel to the Trust *
                      (ii) Richards, Layton & Finger, P.A. -Counsel for matters of Delaware law. *

              (M) The Non-Resident Investment Adviser Execution Page of ING Investment Management Advisors BV filed as part of this sub-adviser's Form ADV (File No. 801-40494) is incorporated herein by reference.

              (N) Consent of Independent Registered Public Firm - filed herein.

              (O)     Not Applicable.

              (P)     Not Applicable

              (Q)     Not Applicable.

              (R)     (i)     Code of Ethics of ING Investments, LLC - filed as
                              an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form
                              N-2 on February 25, 2005 and incorporated herein by reference.

                      (ii) Code of Ethics of ING Investment Management Advisors BV - filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

* To be filed by amendment.

Item 26.      Marketing Arrangements

       See Sections 3, 5 and 6 of Form of Underwriting Agreement to be filed as Exhibit (h)(i), Sections 2 and 3 of Form of Master Dealer Agreement to be filed as Exhibit (h)(ii), and Sections III through XI of Form of Master Underwriting Agreement to be filed as Exhibit (h)(iii).

Item 27.      Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

       Registration fees                                    $   *
       New York Stock Exchange listing fee
       Printing (other than stock certificates )
       Engraving and printing stock certificates
       Legal fees and expenses
       Accounting fees and expenses
       NASD fees
       Miscellaneous
        Total

*To be filed by amendment.


Item 28.      Persons Controlled by or Under Common Control - Not Applicable.

Item 29.      Number of Holders of Securities - To be filed by amendment.

Item 30.      Indemnification

       Section 8.4 of Article VIII of the Registrant's Amended and Restated Declaration of Trust provides as follows:

       Indemnification. Subject to the exceptions and limitations contained in this Section 8.4, every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

       No indemnification shall be provided hereunder to a Covered Person:

              (a) against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; or

              (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                   (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                   (ii) by written opinion of independent legal counsel.

       The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

       Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 8.4 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 8.4, provided that either:

              (a) such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

              (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

       As used in this Section 8.4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

       As used in this Section 8.4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

       Section 9 of the Form of Underwriting Agreement filed as Exhibit
(h)(i) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, directors and persons who control them against certain liabilities in connection with the offering described herein, including the liabilities under the federal securities laws.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, [pursuant to the foregoing provisions] or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.      Business and Other Connections of Investment Adviser

       The descriptions of the Investment Adviser and the Sub-Adviser under the captions "Management of the Fund" in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant's investment adviser and the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant's investment adviser and sub-adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-48282 and 801-40494, respectively) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32.      Location of Accounts and Records

       The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, The Bank of New York, at 101 Barclay Street, Floor 11E, New York, New York 10286.

Item 33.      Management Services - Not Applicable.

Item 34.      Undertakings

       1. The Registrant undertakes to suspend the Offering until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or
(2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

       2.     Not Applicable.

       3.     Not Applicable.

       4.     Not Applicable.

       5.     a.      The Registrant undertakes that, for the purpose of
       determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

              b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 21st day of March, 2005.

                                                  ING GLOBAL EQUITY DIVIDEND AND
                                                        PREMIUM OPPORTUNITY FUND

                                             By:        /s/ Huey P. Falgout, Jr.
                                                  ------------------------------
                                                            Huey P. Falgout, Jr.
                                                                       Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURE                          TITLE                                    DATE
               ---------                          -----                                    ----
                                                  Trustee and Chairman                March 21, 2005
------------------------------------------
              Jock Patton*

                                                  President and Chief                 March 21, 2005
                                                  Executive Officer
------------------------------------------
           James M. Hennessy*

                                                  Executive Vice President and        March 21, 2005
                                                  Principal Financial
------------------------------------------        Officer
           Michael J. Roland*

                                                  Trustee                             March 21, 2005
------------------------------------------
             John V. Boyer*

                                                  Trustee                             March 21, 2005
------------------------------------------
           J. Michael Earley*

                                                  Trustee                             March 21, 2005
------------------------------------------
          R. Barbara Gitenstein*

                                                  Trustee                             March 21, 2005
------------------------------------------
            Patrick W. Kenny *

                                                  Trustee                             March 21, 2005
------------------------------------------
           Walter H. May, Jr.*

                                                  Trustee                             March 21, 2005
------------------------------------------
           Thomas J. McInerney*

                                                  Trustee                             March 21, 2005
------------------------------------------
             John G. Turner*

                                                  Trustee                             March 21, 2005
------------------------------------------
            David W.C. Putnam*


                                                  Trustee                             March 21, 2005
------------------------------------------
             Roger B. Vincent*

                                                  Trustee                             March 21, 2005
------------------------------------------
           Richard A. Wedemeyer*

*By:   /s/ Huey P. Falgout, Jr.
       ----------------------------
       Huey P. Falgout, Jr.

             Attorney-in-Fact**

** Powers of Attorney for James M. Hennessy, Michael J. Roland and each Trustee were filed as attachments to the Registrant's Registration Statement filed on Form N-2 on February 25, 2005 and incorporated herein by reference.

                                  EXHIBIT LIST

EXHIBIT NUMBER    NAME OF EXHIBIT
--------------------------------------------------------------------------------
1                 Financial Statements

2(A)(i)(c)        Certificate of Amendment to Certificate of Trust dated
                  February 22, 2005.

2(A)(ii)          Amended and Restated Declaration of Trust dated February 10,
                  2005.

2(D)              Form of Specimen Certificate for Common Shares.

2(H)(i)           Form of Underwriting Agreement.

2(K)(iii)         Form of Stock Transfer Agency Agreement between the
                  Registrant and The Bank of New York.

2(N)              Consent of Independent Registered Public Accounting Firm.